Exhibit 99.1

SCHEDULE I

The following documents (hereinafter collectively referred to as the “N801DZ Documents”) have been filed: (a) Participation Agreement (N801DZ), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein (filed as Exhibit 4.12) and (b) Indenture and Security Agreement (N801DZ), dated as of August 24, 2015, between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee (filed as Exhibit 4.13).

The corresponding documents with respect to each other Aircraft listed below are substantially identical in all material respects to the N801DZ Documents, with the following exceptions: (1) conforming changes have been made to reflect the appropriate United States registration number of each aircraft (i.e., N802DN, N803DN, N804DN, N805DN, N806DN, N807DN, N808DN, N809DN, N810DN, N811DZ, N812DN, N813DN, N814DN and N815DN) and the appropriate manufacturer’s serial number of each airframe (i.e., 31917, 31919, 31918, 31913, 31914, 31921, 31920, 31915, 31922, 31916, 31923, 31925, 31924 and 31926); and (2) the descriptions, including original principal amount and amortization profile, of the equipment notes set forth in, as applicable, Schedule I to each Participation Agreement and Schedule I to each Indenture differ.

1.	(N802DN)

(a)	Participation Agreement (N802DN), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N802DN), dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

2.	(N803DN)

(a)	Participation Agreement (N803DN), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N803DN), dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

3.	(N804DN)

(a)	Participation Agreement (N804DN), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N804DN), dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

4.	(N805DN)

(a)	Participation Agreement (N805DN), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N805DN), dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

5.	(N806DN)

(a)	Participation Agreement (N806DN), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N806DN), dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

6.	(N807DN)

(a)	Participation Agreement (N807DN), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N807DN), dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

7.	(N808DN)

(a)	Participation Agreement (N808DN), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N808DN), dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

8.	(N809DN)

(a)	Participation Agreement (N809DN), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N809DN), dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

9.	(N810DN)

(a)	Participation Agreement (N810DN), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N810DN), dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

10.	(N811DZ)

(a)	Participation Agreement (N811DZ), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N811DZ), dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

11.	(N812DN)

(a)	Participation Agreement (N812DN), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N812DN), dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

12.	(N813DN)

(a)	Participation Agreement (N813DN), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N813DN), dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

13.	(N814DN)

(a)	Participation Agreement (N814DN), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N814DN), dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

14.	(N815DN)

(a)	Participation Agreement (N8152DN), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N815DN), dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

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